UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

SCHEDULE 14A
(Rule 14A-101)

__________________

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary proxy statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive proxy statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to Rule 240.14a-12.

APPLIED ENERGETICS, INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

APPLIED ENERGETICS, INC.
9070 S Rita Road, Suite 1500
Tucson, Arizona 85747

September 15, 2023

Dear Stockholder:

I am pleased to invite you to attend the Annual Meeting of Stockholders of Applied Energetics, Inc. (“Applied Energetics”) to be held on October 26, 2023, at 10:00 a.m., local time (the “Annual Meeting”). The Annual Meeting will be held at Applied Energetics’ headquarters at the UA Tech Park, 9070 S Rita Road, Suite 1500, Tucson, AZ 85747. During our Annual Meeting, we will discuss each item of business described in the Notice of Annual Meeting and Proxy Statement, and, as time permits, we will discuss our business operations. We also plan to set aside time for questions.

We hope that you will exercise your right to vote, either by attending the Annual Meeting and voting in person or by voting through other acceptable means, as promptly as possible. Stockholders of record at the close of business on September 5, 2023, are entitled to notice of, and to vote at, the meeting. We will be using the “notice and access” method of providing proxy materials to you via the internet. On or about September 15, 2023, we are mailing to our stockholders a notice of availability of proxy materials containing instructions on how to access our Proxy Statement and our 2023 Annual Report on Form 10-K and vote electronically via the internet. The notice also contains instructions on how to receive a printed copy of your proxy materials. You may vote over the internet or, if you requested to receive printed proxy materials, you can also vote by mail pursuant to instructions provided on the proxy card (or voting instruction form, if you hold your shares through a broker). Please review the instructions for each of your voting options described in the Proxy Statement, as well as in the Notice you will receive in the mail.

We are delighted to have you as a stockholder of Applied Energetics and thank you for your ongoing support.

Sincerely,
/s/ Gregory J. Quarles
President and Chief Executive Officer

APPLIED ENERGETICS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 26, 2023

TO THE STOCKHOLDERS OF APPLIED ENERGETICS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Applied Energetics, Inc. (“Applied Energetics” or the “Company”) will be held on Wednesday, October 26, 2023, at 10:00 a.m. Arizona time (the “Annual Meeting”), at the Company’s headquarters at the UA Tech Park, 9070 S Rita Road, Suite 1500, Tucson, AZ 85747, for the following purposes:

To elect the following members of the Company’s Board of Directors, each to serve for the terms set forth opposite his or her name and until his or her successor is duly elected and qualified:

Name	Term
Gregory J. Quarles	Three Years
Bradford T. Adamczyk	Three Years
Mary P. O’Hara	Three Years
Jonathan R. Barcklow	Two Years
John E. Schultz	One Year

To ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

To consider and act upon any other matter that may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement for Annual Meeting of Stockholders. We are beginning mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about September 15, 2023, to stockholders of record at the close of business on September 5, 2023. The Notice contains instructions on how to access our Proxy Statement, our 2022 Annual Report on Form 10-K and the form of proxy on the Internet, as well as instructions on how to request a paper copy of the proxy materials. Only stockholders of the Company of record at the close of business on September 5, 2023, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

All stockholders of the Company are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote over the Internet, or by marking, signing, dating, and returning your proxy card. You may revoke your voted proxy at any time prior to the Annual Meeting or vote in person if you attend the Annual Meeting.

The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available at: www.cstproxy.com/appliedenergetics/2023 or our website, www.appliedenergetics.com.

By Order of the Board of Directors,
Dated: September 15, 2023
/s/ Mary P. O’Hara
General Counsel, CLO and Secretary

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE. IN ADDITION TO VOTING IN PERSON, STOCKHOLDERS OF RECORD MAY VOTE OVER THE INTERNET AS INSTRUCTED IN THE PROXY MATERIALS. YOU MAY ALSO VOTE BY MARKING, SIGNING, DATING AND MAILING THE PROXY CARD PROMPTLY IN THE RETURN ENVELOPE PROVIDED. PLEASE NOTE THAT IF YOUR SHARES ARE HELD BY A BROKER OR OTHER INTERMEDIARY, AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN A LEGAL PROXY FORM FROM THAT RECORD HOLDER.

i

APPLIED ENERGETICS, INC.
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

PROXY SUMMARY

General Voting and Meeting Information

The Notice and Access cards detailing the availability of this Proxy Statement and proxy card are being mailed to stockholders on or about September 15, 2023, and all proxy documents will be made available via: www.cstproxy.com/appliedenergetics/2023. It is important that you carefully review the proxy materials and follow the instructions below to cast your vote on all voting matters.

Voting Methods

Even if you plan to attend the Annual Meeting in person, please vote as soon as possible by using one of the following advance voting methods.

Voting via the internet helps save money by reducing postage and proxy tabulation costs.

VOTE BY INTERNET* 24 hours a day/7 days a week

Instructions:

1.      Read this Proxy Statement.

2.      Go to the applicable website listed on your proxy card or voting instruction form.

3.      Have this Proxy Statement, proxy card, or voting instruction form in hand and follow the instructions.

VOTE BY MAIL	Instructions: 1. Read this Proxy Statement. 2. Fill out, sign and date each proxy card or voting instruction form you receive and return it in the prepaid envelope.

____________

*        If you are a beneficial owner holding shares through a bank, broker, or other nominee, you may vote via the internet if your bank, broker, or other nominee makes those methods available, in which case they will include the instructions with the proxy materials. If you are a stockholder of record, the Company will include instructions on how to vote via internet directly on your proxy voting card.

Voting at the Annual Meeting

Stockholders of record as of September 5, 2023 (the “Record Date”) may vote at the Annual Meeting. Beneficial owners holding through a bank, broker or other nominee may vote in person if they have a legal proxy from their brokerage firm, bank, or custodian. Please also bring a valid photo identification to the Annual Meeting. Beneficial owners should contact their bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan on attending the Annual Meeting.

Voting Matters and Board Recommendations

Stockholders are being asked to vote on the following matters at the 2023 Annual Meeting:

PROPOSAL 1 — Election of Directors

Recommendation: FOR

Election of director nominees. The Board believes that the nominees’ knowledge, skills, and abilities make them the most effective board members to continue to steer the Company through this period of its development.

PROPOSAL 2 — Approval of RBSM LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023

Recommendation: FOR

The Board of Directors has appointed RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. The Board believes that the retention of RBSM LLP is in the best interests of the Company and its stockholders and is seeking ratification and approval of its selection. Such approval is not required under the Company’s Certificate of Incorporation, By-laws or other constituent documents.

Questions and Answers

Q:     Why am I receiving these materials?

A:     Our Board of Directors has made these materials available to you on the internet or, upon your request, delivered printed proxy materials to you, in connection with the solicitation of proxies for use at the Company’s Annual Meeting of Stockholders, which will take place at 10:00 am local time on Thursday, October 26, 2023, at the Company’s headquarters, UA Tech Park, 9070 S Rita Road, Suite 1500, Tucson, AZ 85747. As a stockholder, you are invited to attend the Annual Meeting and you are requested to vote on the items of business described in this Proxy Statement.

Q:     What is a proxy statement and what is a proxy card?

A:     A proxy statement provides you with information you need to make an informed decision regarding whether to designate a proxy to vote your shares at the Annual Meeting. The proxy card is a document you sign indicating who may vote your shares of common stock, and the person you designate to vote your shares is called a proxy. By signing and returning the proxy card provided by the board, you are designating the proxies named therein as your proxy to cast your votes at the Annual Meeting. The proxies intend to cast your votes as you indicate on the proxy card.

The Company’s management and other related persons may solicit proxies. The Company will bear the cost of soliciting proxies and will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable, out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common stock.

Q:     Who is entitled to vote at the 2023 Annual Meeting of Stockholders?

A:     Only stockholders of record of Applied Energetics, Inc. at the close of business on Record Date may vote at the 2023 Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date.

Q:     What is the difference between a stockholder of record and a beneficial owner?

A:     A “stockholder of record” is one that holds shares, registered directly in his, her or its name with the Company’s transfer agent, Continental Stock Transfer and Trust. As a stockholder of record, you should receive a notice regarding the availability of the Proxy Statement, Annual Report, and proxy card directly from us.

The term “beneficial owner” is used in a broader sense to include those whose shares are held in a brokerage account or by a bank or other nominee. As a beneficial owner, you will receive a notice regarding the availability of the Proxy Statement, Annual Report, and voting instruction form forwarded to you by your broker, bank, or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct the holder of record to vote your shares by following the instructions provided in your proxy materials. If you do not give instructions to the holder of record of your shares, it will nevertheless be entitled to vote your shares with respect to “routine” items but will not be permitted to vote your shares with respect to “non-routine” items. In the case of a non-routine item, your shares will be considered “broker non-votes” on that proposal.

Q:     Will there be any other items of business on the agenda?

A:     We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in accordance with their best judgment.

Q:     How will my shares be voted?

A:     If you indicate your intention with respect to any or all proposals listed on the proxy card, your shares will be voted in accordance with your wishes as so indicated. If you sign and return the proxy card, but do not specify how your shares are to be voted, the proxies intend to vote your shares FOR the director nominees in Proposal No. 1 and FOR Proposal No. 2.

Q:     What constitutes a quorum?

A:     A quorum is the minimum number of stockholders necessary to conduct business at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of the Company’s common stock on the Record Date will constitute a quorum. As of the close of business on the Record Date, there were 211,136,688 shares of common stock outstanding. Votes “for” and “against,” “abstentions,” and broker “non-votes” will all be counted as present to determine whether a quorum has been established.

Q:     What is the vote required for each proposal to pass?

A:     Required votes for each proposal are as follows:

Proposal No. 1 — Election of Directors:    The affirmative vote “FOR” of a simple majority of the votes cast at the Annual Meeting is required for the election of each director. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated or the other items to be voted on; although, it will be counted for purposes of determining whether there is a quorum. Voting Shares represented by properly executed proxies for which no instruction is given will be voted “FOR” election of the nominees for director.

Proposal No. 2 — Ratification of Independent Registered Public Accounting Firm:    The affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, in person or by proxy, is required to ratify our selection of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions will have the practical effect of a vote not to ratify our selection. Because we believe that Proposal No. 2 is a routine proposal on which a broker or other nominee is generally empowered to vote, broker “non-votes” likely will not result from this proposal. If you are a beneficial owner holding shares through a broker, bank, or other nominee and you do not instruct your broker or bank, your broker or bank may cast a vote on your behalf for this proposal.

PROPOSAL 1

The following individuals, all of whom are currently directors, are nominated to continue to serve on the Board of Directors, for the term set forth opposite his or her name:

Bradford T. Adamczyk	Three Years
Gregory J. Quarles	Three Years
Mary P. O’Hara	Three Years
Jonathan R. Barcklow	Two Years
John E. Schultz	One Year

Issued and outstanding shares of our common stock are entitled to one vote per share for each director for the term indicated and until a successor has been elected and qualified or the director’s earlier resignation or removal. Cumulative voting is not permitted.

Unless stated to be voted otherwise, each proxy will be voted for the election of the nominees named. The nominees have consented to serve as directors if elected. If a nominee becomes unavailable for election before the Annual Meeting of Stockholders, the Board of Directors may name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card.

Information about Director Nominees

Messrs. Adamczyk and Barcklow joined the Board of Directors in March 2018; Mr. Schultz joined in November 2018; Dr. Quarles joined in May 2019; and Ms. O’Hara joined in August 2021. Following is a brief description of the business experiences, ages as of August 31, 2023, and positions and offices with the Company for each of the director nominees. Additional information regarding management and compensation appears elsewhere in this Proxy Statement.

Bradford T. Adamczyk, Executive Chairman and Director, age 54

Mr. Adamczyk was elected as the Company’s Chairman in May 2019 and Executive Chairman in November 2021. He served as Principal Executive Officer from August 6, 2018, until becoming Chairman and was elected as a Company director on March 8, 2018. Mr. Adamczyk has over 25 years of experience in investments and financial analysis. He founded MoriahStone Investment Management in 2013. MoriahStone Investment Management specializes in both public equities and small-cap private companies. He has also served on the board of advisors of BroVo Spirits, LLC since 2014, becoming its Chairman in 2018. Prior to founding MoriahStone, he was a senior securities analyst at Columbus Circle Investors in Stamford, CT, where he focused on technology investments. Mr. Adamczyk started his financial career at Morgan Stanley after receiving his MBA from the University of Michigan. Additionally, Mr. Adamczyk helped drive the initial recapitalization efforts of Applied Energetics in 2018. He was part of the team that led the 2018 proxy of Applied Energetics, establishing a new company board and management team and recapitalizing the Company to pursue the development of its technology and IP portfolio. He received his undergraduate degree from Western Michigan University, graduating Magna Cum Laude.

Gregory J. Quarles, President and Chief Executive Officer and Director, age 62

Dr. Quarles was elected as the Company’s Chief Executive Officer and as a Company director effective May 4, 2019. In January 2021, the Board of Directors also elected him as President of the Company. Prior to that time, he had served on the Company’s Scientific Advisory Board since March 18, 2017. Before joining Applied Energetics, Dr. Quarles spent the previous six years with Optica (formerly, The Optical Society of America) in Washington D.C., both as a member of the Board and the Executive Committee and more recently as the Chief Scientific Officer. His responsibilities at Optica encompassed a broad range of scientific, technical and engineering infrastructure, and included content development for the Optica meetings portfolio, along with many other related projects, highlighted by his reports to Congress. Moreover, Dr. Quarles had been personally involved through Optica in the establishment of many crucial partnerships involving major R&D laboratories and global agencies worldwide. This involvement included being a long-standing member of the U.S. Department of Commerce, Bureau of Industry and Security, and Sensors and Instrumentation Technical Advisory Committee. In addition to his executive leadership, Dr. Quarles is a well-respected member of the laser development community globally with over 35 years of experience since the award of his Ph.D. from Oklahoma State University. He is a Fellow in both the SPIE and Optica, a Senior Member of the IEEE and received the Memorial D.S. Rozhdestvensky Medal from the Russian Optical Society (2015). In 2016, he joined the Oklahoma State University CAS Hall of Fame, and in 1996 received the R&D 100 Award for the Ce:LiSAF Laser System.

Jonathan R. Barcklow, Director, age 39

Mr. Barcklow was elected as a Company director on March 8, 2018. He also served as the Company’s Vice President and Secretary from November 2018 until September 2022. He has over 15 years of experience in advisory and management consulting services in federal defense and civilian agencies. He has spent his career in consulting services with both PriceWaterhouseCoopers and KPMG, LLP. Mr. Barcklow has worked at KPMG since 2010 and currently serves as the Managing Director within KPMG’s Federal Management Consulting group leading their Defense Mission Services portfolio. In leading this $30M portfolio, Mr. Barcklow is responsible for every facet of the business operations, management, profitability and growth planning and oversees a diverse workforce of 150 professionals Over his career, Mr. Barcklow has been a consultant for a number of federal agencies, including the Department of Veterans Affairs, Department of Homeland Security, Federal Emergency Management Agency, National Science Foundation, Department of the Navy, US Marine Corp, US Air Force, Defense Logistics Agency, Office of the Secretary of Defense, and the Deputy Chief Management Office. His portfolio primarily focused on large-scale strategic transformations, technology and innovation, including big data, advanced analytics, AI and machine learning, blockchain, and Internet of Things (IoT) within DoD entities. Additionally, Mr. Barcklow helped drive the initial recapitalization efforts of Applied Energetics in 2018 and developed the initial 12-month execution plan for the Company’s turnaround. Mr. Barcklow graduated from the University of Virginia.

John E. Schultz Jr., Director, age 70

Mr. Schultz was elected as a Company director on November 11, 2018. Mr. Schultz has had a long affiliation with Wall Street, having founded CSG Spectra, Inc., a risk analytics firm, in 1984. He also founded Oak Tree Asset Management Ltd. in 2000, where he actively trades securities in managed LLC’s. Mr. Schultz’s strong networks have emphasized outside-the-box investment opportunities and early-stage new frontier private equity investment deals. Mr. Schultz has an intimate knowledge of Applied Energetics, including its history and financials and has in the past served as a consultant to the company. Additionally, Mr. Schultz helped drive the initial recapitalization efforts of Applied Energetics in 2018. He was part of the team that led the 2018 proxy of Applied Energetics, establishing a new company board and management team and recapitalizing the Company to pursue the development of its technology and IP portfolio. Mr. Schultz is a graduate of California State University at Long Beach.

Mary P. O’Hara, General Counsel, Chief Legal Officer, Secretary and Director, age 56

Ms. O’Hara was appointed to the Board of Directors on August 20, 2021. Ms. O’Hara was appointed General Counsel and Chief Legal Officer in January 2022 and Secretary in September 2022. She has been in private law practice for over thirty years and has broad experience in all facets of securities, corporate and commercial law. Prior to her joining the Company full time, she was affiliated with the law firm of Masur, Griffitts, Avidor, LLP and had represented the Company for several years. Previously, she was a partner at Hodgson Russ LLP and an associate at Fulbright & Jaworski LLP (now known as Norton Rose Fulbright) and Mayer Brown & Platt, LLP (now known as Mayer Brown LLP). Ms. O’Hara has a J.D. from New York University School of Law and a B.A. in Economics, magna cum laude, from the University of New Mexico.

Board of Directors Independence and Committees

The Company is currently listed on the OTCQB Market, the listing standards of which do not require the appointment of committees or that any number of directors meet any standards of independence, except in the case of an “alternative reporting company,” which Applied Energetics is not. However, the Board of Directors is discussing recruiting additional directors and implementing a committee structure in the future, noting that the Company has had one in the past. If the board appoints additional directors and/or constitutes board committees, such developments will be described in the Company’s reports on file with the Securities and Exchange Commission.

Board Meetings and Attendance

The Company’s Board of Directors generally holds at least one formal telephonic meeting per month, and frequently schedules an additional informal conference call for informational purposes only. During the fiscal year ended December 31, 2022, the board held 12 formal meetings. Each nominee for director attended all formal board meetings except that one director missed one formal meeting. All nominees are expected to attend the 2023 Annual Meeting. Each of them also attended the last Annual Meeting in 2022.

All five directors are nominated for re-election to the Board of Directors for the terms set forth.

Vote Required

In compliance with our corporate By-laws, the election of each director nominee requires the affirmative vote “FOR” of a majority of the shares present in person or by proxy at the Annual Meeting.

The Board of Directors recommends that Stockholders vote “FOR” election of the nominees for director named above.

PROPOSAL 2

Ratification of the Appointment of RBSM LLP
as the Company’s Independent Registered Public Accounting Firm
for the Fiscal Year Ending December 31, 2023

The Board of Directors has selected RBSM LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The board is submitting the appointment of our independent registered public accounting firm to the stockholders for ratification at the Annual Meeting.

A representative of RBSM LLP is expected to be available either in person or by teleconference at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and is expected to be available to respond to appropriate questions.

Stockholder ratification of the appointment of RBSM LLP as the Company’s independent registered public accounting firm is not required by the Company’s Certificate of Incorporation, By-laws or otherwise; however, the Board of Directors is submitting the selection of RBSM LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the board will review its future selection of an independent registered public accounting firm considering that vote result. Your ratification of the appointment of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, does not preclude us from terminating our engagement of RBSM LLP and retaining a new independent registered public accounting firm if we determine that such an action would be in the best interests of the Company and its stockholders.

Principal Accountant Fees and Services:

On December 3, 2021, the Company engaged RBSM LLP as its independent registered public accounting firm for the audit of our financial statements for the year ended December 31, 2021. On November 15, 2022, the Company engaged RBSM LLP as its independent registered public accounting firm for the audit of our financial statements for the year ended December 31, 2022. The following is a summary of the fees billed to the Company by RBSM LLP for professional services rendered for the years ended December 31, 2022 and 2021, respectively.

	2022	2021
Audit fees	$54,000	$49,500
Audit related fees	—	—
All other fees	—	42,500
Tax fees	6,000	6,000
	60,000	$98,000

Fees for audit services include fees associated with the annual audit of the Company and its subsidiaries and the review of our quarterly reports on Form 10-Q. Other fees include review and consent with respect to registration statements which require such review. Tax fees include tax compliance, tax advice, research and development credits and tax planning related to federal and state tax matters.

Vote Required

Ratification of the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 requires the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and voting FOR the proposal.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of RBSM LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.

DIRECTORS AND EXECUTIVE OFFICERS

The following is information with respect to our executive officers and directors:

Name	Age	Principal Position	Director Term Expiring in
Gregory J. Quarles	62	Director, President and Chief Executive Officer	Two Years
Bradford T. Adamczyk	54	Director and Executive Chairman	Two Years
Jonathan R. Barcklow	39	Director	One Year
Christopher Donaghey	51	Chief Operating and Financial Officer	N/A
Mary P. O’Hara	56	Director, General Counsel, Chief Legal Officer and Secretary	Two Years
John E. Schultz Jr.	70	Director	Less Than One Year
Stephen W. McCahon	64	Chief Science Officer and Consultant	N/A

Information Regarding Messrs. Donaghey and McCahon

(Information regarding director nominees appears under Proposal 1 elsewhere in this Proxy Statement.)

Christopher Donaghey

Mr. Donaghey is an experienced financial executive with extensive experience in the defense industry. Mr. Donaghey most recently served as senior vice president and head of corporate development for Science Applications International Corporation (SAIC), a defense and government agency technology integrator, where he was responsible for executing the company’s mergers and acquisitions (M&A) and strategic ventures strategy. He joined SAIC in 2017, as senior vice president of finance for SAIC’s operations. Mr. Donaghey is also a Founder and Executive Board member of the Silicon Valley Defense Group, a non-profit organization whose mission is to create the nexus of pioneering ideas, people, and capital that will unlock new sources of innovation for national security and power the digital evolution of the defense industrial base. Prior to joining SAIC, Donaghey was Vice President of Corporate Strategy and Development for KeyW Corporation, a national security solutions provider for the intelligence, cyber and counterterrorism communities, where he guided the overall corporate strategy, M&A, and capital markets activities. Mr. Donaghey was also a senior research analyst for SunTrust Robinson Humphrey Capital Markets during which time, he was ranked the number one defense analyst and number two analyst overall for stock selection by Forbes/Starmine in 2005 and was named in the Wall Street Journal Best on the Street survey in 2005, 2008, and 2009.

Mr. Donaghey served in the U.S. Navy Reserve where he provided scientific and technical analysis of missile guidance and control systems and advanced electronics for the Short-Range Ballistic Missile group at the Defense Intelligence Agency’s Missile and Space Intelligence Center. Donaghey earned his bachelor’s degree in mechanical engineering from Texas Tech University and served as an officer in the U.S. Navy. Mr. Donaghey served on Applied Energetics’ Board of Advisors from April 30, 2019 until becoming Chief Operating and Financial Officer.

Stephen W. McCahon

Dr. Stephen McCahon has served as the Company’s Chief Science Officer since May 1, 2023. Dr. McCahon has been a scientific researcher, technology developer, and entrepreneur for over 30 years. He has co-authored more than 50 scientific publications and has more than 30 patents issued, patents pending, or invention disclosures in preparation for patent submission. He was an original founder of Applied Energetics, Inc. and then returned to the Company to serve as our Chief Scientist, pursuant to a Consulting Agreement, dated as of May 24, 2019, providing input into the strategic direction of the Company and assistance in building relationships in the defense markets. Dr. McCahon was a Member of the Research Staff in the Optical Physics Department at the Hughes Research Laboratory in Malibu, California from 1986 to 1996 performing basic research in the area of optical physics and non-linear optical materials. In 1996, Dr. McCahon moved to Raytheon (Hughes) Missile Systems Co, in Tucson, AZ during which time he was significantly responsible for the successful creation and development of the Directed Energy Weapons Product Line and served as its Chief Scientist. He left Raytheon in 2002 to co-found Applied Energetics Inc. in Tucson, AZ to develop Directed Energy Weapons for the Defense Department including very high energy and average power ultrashort pulse (USP) laser sources and Laser Guided Energy (LGE®) technologies. In April 2010, he left Applied Energetics to form Applied Optical Sciences where he developed technologies related to the application of optical physics to a broad range of areas, including photonics and USP laser development. From February 2016 through May 2019, he served as a consultant to the Company. In 2019, Applied Energetics purchased substantially all of the assets of Applied Optical Sciences, integrating it into Applied Energetics, and retained him as Chief Scientist through the above-mentioned Consulting Agreement. He served as Chief Scientist under this Consulting Agreement until the board appointed him Chief Science Officer on May 1, 2023. Dr. McCahon is a graduate of the University of Southern California (BSEE, MSEE) and holds a Ph.D., Photonics, Inter-disciplinary Physics and Electrical Engineering, from the University of Iowa.

Directors Qualifications, Experience and Skills

Our directors bring to our board a wealth of executive leadership experience and technical knowledge derived from their service, respectively, as senior executives, founders of industry and legal or financial professionals. Our board members have demonstrated strong business acumen and an ability to exercise sound judgment, and each of them has a reputation for integrity, honesty and adherence to ethical standards. When considering whether each director/nominee has the experience, qualifications, attributes, and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the other board members focused primarily on the information discussed in each of the directors’ individual biographies set forth above and the specific individual qualifications, experience and skills as described below:

•        Mr. Adamczyk’s qualifications as a director include his expertise in corporate finance, strategy and building high performing teams to overcome financial and strategic challenges. Mr. Adamczyk was part of the team that led the 2018 proxy of Applied Energetics, establishing a new company board and management team and recapitalizing the Company to pursue the development of its technology and IP portfolio. He, along with the others in this group, continues his work to establish a foundation of good corporate governance and transparency.

•        Dr. Quarles’s qualifications as a director include his experience as director and senior executive in the laser industry with primary focus on the defense and aerospace sector.

•        Mr. Barcklow’s qualifications as a director include his experience in management consulting and his knowledge of the defense industry and government contracting. Mr. Barcklow was part of the team that led the 2018 proxy, establishing a new company board and management team and recapitalizing the Company to pursue the development of its technology and IP portfolio. He, along with the others in this group, continues his work to establish a foundation of good corporate governance and transparency.

•        Mr. Schultz’s qualifications as a director include his expertise in the equity investment industry. He has been a friend of Applied Energetics since its public inception in 2004 and has an intimate knowledge of the Company’s background, including its history and financials. Mr. Schultz and his entity Oak Tree Asset Management were part of the team that led the 2018 proxy, establishing a new company board and management team and recapitalizing the Company to pursue the development of its technology and IP portfolio. He, along with the others in this group, continues his work to establish a foundation of good corporate governance and transparency.

•        Ms. O’Hara’s qualifications as a director include her many years of experience in securities, corporate and commercial law and the business and financial knowledge she has acquired over those years as well.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires certain officers and directors of Applied Energetics, and any persons who own more than ten percent of the common stock outstanding to file forms reporting their initial beneficial ownership of shares and subsequent changes in that ownership with the SEC. Officers and directors of Applied Energetics, and greater than ten percent beneficial owners are also required to furnish us with copies of all such Section 16(a) forms they file. Based on a review of these filings, the initial Form 3 for the Company’s Chief Financial Officer and a Form 4 reporting a change in ownership for Mr. Schultz were filed after their respective deadlines. The Company does not believe any other officers or directors failed to timely file any required forms under Section 16(a) during the year ended December 31, 2022.

Code of Ethics

Applied Energetics has adopted a Code of Business Conduct and Ethics that applies to all of Applied Energetics’ employees and directors, including its Chief Executive Officer and Chief Financial Officer (and principal accounting officer). Applied Energetics’ Code of Business Conduct and Ethics covers all areas of professional conduct including, but not limited to, conflicts of interest, disclosure obligations, insider trading, confidential information, as well as compliance with all laws, rules and regulations applicable to Applied Energetics’ business.

Our Code of Ethics and Business Conduct is available upon request made to us in writing at the following address, and will be provided without charge:

Applied Energetics, Inc.
Attention: Chief Legal Officer
9070 S. Rita Road, Suite 1500
Tucson, AZ 85747

Committees of the Board of Directors

The members of the Board of Directors continue to evaluate the need and utility of establishing one or more committees of the Board of Directors and to review relevant legal or regulatory requirements with respect thereto. At present all functions that would be fulfilled by committees are being fulfilled by the entire board, and the board believes that currently no committees are necessary or legally required.

Executive Employment Agreements

See “Executive Compensation — Employment Agreement for Named Executive Officers” elsewhere in this Proxy Statement.

Communication Directed to the Board

Any stockholder interested in addressing a communication to the Board of Directors may do so directly by mail to the following address:

Applied Energetics, Inc.
Attention: Board of Directors
9070 S. Rita Road, Suite 1500
Tucson, AZ 85747

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table discloses the compensation for the persons who served as our Executive Chairman, President and Chief Executive Officer, Chief Financial and Operating Officer, General Counsel, Chief Legal Officer and Secretary, and Chief Science Officer (then, Chief Scientist) for the years ended December 31, 2022 and 2021. Dr. Quarles has been our Chief Executive Officer from May 2019 to the present and was elected President in January 2022. Ms. O’Hara was appointed General Counsel and Chief Legal Officer in January 2022 and Secretary in September 2022. She and Mr. Adamczyk received compensation as directors as set forth under Director Compensation below. Mr. Donaghey was elected Chief Financial and Operating Officer in July 2022. Dr. McCahon servcd as our Chief Scientist under a Consulting Agreement from May 2019 to May 2023 upon which he became our Chief Science Officer.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)			Option Awards ($)	All Other Compensation(1)		Total
Bradford T. Adamczyk,	2022	$—	$—		$—		—	$—		$—
Executive Chairman	2021	$—	$—		$—		—	$—		$—

Gregory J Quarles,	2022	$353,632	$95,000		$3,850,454	(1)	—	$—		$4,299,086
President and Chief Executive Officer	2021	$304,167	$112,700		$—			$4,990	(2)	$421,857

Christopher Donaghey,	2022	$145,833	$—		$920,000	(3)	$1,977,796	$—		$3,043,629
Chief Operating and Financial Officer	2021	$—	$—		$84,000	(3)	$119,820	$—		$203,820

Mary P. O’Hara,	2022	$246,134	$—	$			$1,301,130	$—		$1,547,264
General Counsel, CLO and Secretary	2021	—	$—		$—		—	$—		—

Stephen McCahon,	2022	$250,000	$—		$—			$—		$250,000
Chief Science Officer(4)	2021	$220,833	$—		$—			$—		$220,833

____________

(1)      This award represents 1,954,545 restricted stock units (RSUs) issued to Dr. Quarles, pursuant to a Restricted Stock Unit Agreement, dated as of November 29, 2022, in connection with the amendment to his Executive Employment Agreement. These RSUs vest in equal annual installments over four years. If either party terminates the agreement at any time prior to the last date of the term, then the units will vest, pro rata, for each month served since the most recent prior annual vesting date.

(2)      In 2021, Dr. Quarles’ all other compensation was for group term life insurance.

(3)      In 2021, Mr. Donaghey received 140,000 shares of restricted stock valued at $0.61 per share and options to purchase up to 400,000 shares at an exercise price of $0.61 per share for his service on the Board of Advisors and consisted of. Each of these awards were subject to vesting and fully vested as to the restricted shares. The options vested in the amount of 200,000 shares, and, upon Mr. Donaghey’s appointment as Chief Financial Officer, he forfeited the remaining options. In 2022, stock awards for Mr. Donaghey partly consisted of options to purchase up to 750,000 shares of common stock at an exercise price of $2.40 per share, all of which were for his service on the Board of Advisors and which he forfeited upon his appointment as Chief Financial Officer. Stock awards granted in 2022 are for his service as Chief Financial Officer and consist of 400,000 RSUs and options to purchase up to 1,000,000 shares of common stock at an exercise price of $2.36 per shares. Each of these RSUs and options vest in equal annual installments over four years, subject, however, to pro rata monthly vesting in the event of his termination under certain circumstances.

(4)      During 2021 and 2022, Dr. McCahon served as Chief Scientist pursuant to a Consulting Agreement described in his biographical information and under “Employment Agreements for Named Executive Officers” located elsewhere in this Proxy Statement. He became our Chief Science Officer as of May 1, 2023, and the Consulting Agreement was terminated.

Director Compensation

The following table discloses our director compensation for the years ended December 31, 2022 and 2021:

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($)	Total
Bradford T. Adamczyk,	2022	$215,000	$—	$—	$—	$215,000
Executive Chairman	2021	$148,000	$—	$—	$—	$148,000

Jonathan R. Barcklow(2)	2022	$110,000	$—	$—	$—	$110,000
	2021	$60,000	$—	$—	$—	$60,000

John E. Schultz, Jr.	2022	$90,000	$—	$—	$—	$90,000
	2021	$77,500	$—	$—	$—	$77,500

Mary P. O’Hara,	2022	$—	$—	$—	$—	$—
General Counsel, CLO and Secretary(2)	2021	$—	$—	$215,877	$—	$215,877

____________

(1)      In August 2021, Ms. O’Hara was granted 360,000 shares under options to purchase common stock as consideration for her board service.

(2)      Mr. Barcklow served as Vice President and Secretary until September 8, 2022, upon which Ms. O’Hara assumed the office of Secretary, and the board determined to eliminate the position of Vice President.

Board Considerations in Determining Salaries

Our executive compensation program is designed to attract, retain, and incentivize talented executives with a dedication to achieving our scientific and strategic objectives. Our 2022 compensation program consisted primarily of base salary and equity awards. Compensation of our named executive officers is primarily determined by compensation levels in the market for their services, among large- and small-cap defense and technology companies. The Board of Directors considers recommendations from various outside consultants and other informed sources in making compensation decisions. Aligning executive compensation with stockholder interests is a key consideration for our compensation program. As we continue to grow, we anticipate developing and evolving our compensation program around specific objectives and key responsibilities with metrics and compensation targets.

Employment Agreements for Named Executive Officers

As of April 18, 2019, we entered into an Executive Employment Agreement with Dr. Gregory J. Quarles setting forth the terms of his service as Chief Executive Officer. The agreement was for an initial term of three years and renewable thereafter for sequential one-year periods. The agreement may be terminated by the Company for “cause” or by Quarles for “Good Reason” both of which terms are defined in the agreement. The agreement may also be terminated, without cause or Good Reason, by either party upon sixty days’ written notice to the other.

The agreement called for (i) a cash salary of $250,000 per annum, payable monthly, and eligibility for a discretionary bonus within 60 days of the end of each year, and (ii) options to purchase up to 5,000,000 shares of our common stock at an exercise price of $0.35 per share. These options were issued pursuant to a grant agreement, dated as of April 18, 2019 and are now fully vested. The agreement also provides for Quarles to retain 2,000,000 options previously granted to him under a Consultant Stock Option Agreement in 2017, for his services on the Scientific Advisory Board, which are subject to vesting based on achievement of performance milestones. Dr. Quarles forfeited options to purchase an additional 1,500,000 shares under another prior option agreement. Under the agreement, Dr. Quarles also is entitled to receive health and life insurance as well as other standard benefits. The agreement also requires the company to reimburse certain out-of-pocket expenses and to compensate Dr. Quarles in the event that it requires him to resign from certain boards on which he serves.

In the event of a termination of the agreement by Quarles with Good Reason, or by us without cause, we must pay him any unpaid base compensation due as of the termination date as well as any pro rata unpaid bonus and any unpaid expenses. Any unvested options will vest upon such termination. In such event, we must continue to pay Dr. Quarles his monthly base compensation and any health and life insurance benefits until he has secured full-time employment, but not to exceed a period of three months from the termination date.

In the event that we terminate the agreement for cause or he terminates without Good Reason, he will receive base compensation and expense reimbursement through the date of termination but will forfeit any unvested equity compensation.

This agreement was amended December 15, 2020, increasing Dr. Quarles’ salary to $300,000 per year effective January 1, 2021, on November 30, 2021, increasing his salary to $350,000 per year effective January 1, 2022, and again, on November 29, 2022, increasing his salary to $400,000 per year effective November 1, 2022 and calling for the issuance of 1,954,545 restricted stock units, subject to vesting based on milestones.

Stephen W. McCahon now serves as our Chief Science Officer pursuant to an Executive Employment Agreement, dated as of May 1, 2023. The agreement is for an initial term through December 2025, with automatic renewal for additional one-year periods thereafter unless either party terminates the agreement. The agreement calls for salary of $300,000 annualized for 2023, $325,000 for 2024 and $350,000 for 2025, plus standard benefits. Dr. McCahon previously served as the Company’s Chief Scientist pursuant to a Consulting Agreement, dated as of May 24, 2019, which was terminated upon entry into his Executive Employment Agreement. Dr. McCahon is a significant stockholder of the company. See “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.”

As of January 1, 2022, the Company and Mary P. O’Hara entered into an Executive Employment Agreement, pursuant to which she currently serves as General Counsel and Chief Legal Officer for an initial term of three years, with automatic renewal for additional one-year periods thereafter unless either party terminates the agreement. The agreement calls for salary of $250,000 per year, plus standard benefits and eligibility for a bonus at the discretion of the board. The Company has also granted Ms. O’Hara incentive stock options to purchase up to 640,000 shares of its common stock under its 2018 Incentive Stock Plan, which vest over four years, at an exercise price of $2.40 per share.

Effective August 1, 2022, the Company and Christopher Donaghey entered into an Executive Employment Agreement, pursuant to which he is to serve as Chief Financial and Chief Operating Officer for an initial term of four years, with automatic renewal for additional one-year periods thereafter unless either party terminates the agreement. The agreement calls for salary of $350,000 per year, plus standard benefits and eligibility for a bonus at the discretion of the board. The Company has also granted Mr. Donaghey additional options to purchase up to 1,000,000 shares of its common stock under its 2018 Incentive Stock Plan, which vest over four years and have an exercise price of $2.36 per share, and Restricted Stock Units representing up to 400,000 shares of the Company’s common stock which also vest over four years. The Restricted Stock Units are issued pursuant to a Restricted Stock Unit Agreement, dated as of July 13, 2022. Mr. Donaghey forfeited unvested options to purchase up to 950,000 shares of common stock which he had previously received for service on the Company’s Board of Advisors.

Grants of Plan-Based Awards

The following table sets forth certain information with respect to all plan-based awards granted to our named executive officers during the fiscal year ended December 31, 2022.

	Type of Award	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exerciseor Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Bradford T. Adamczyk	—	—	—	—	—	—
Gregory J. Quarles	—	—	—	—	—	—
Christopher Donaghey(2)	Stock Option	7/13/2022		1,000,000	2.36	1,977,796
Mary P. O’Hara	Stock Option	1/2/2022	—	640,000	2.40	1,301,130
Stephen W. McCahon	—	—	—	—	—	—

____________

(1)      Based on Black-Scholes-Merton option pricing model and assumptions therein, including implied volatility of the underlying common stock.

(2)      Does not include options to purchase up to 750,000 shares which were issued to Mr. Donaghey as compensation for his service on the Board of Advisors but which were forfeited upon his resignation from the Board of Advisors and appointment as COO/CFO.

Excluded from the above table are 2,354,545 Restricted Stock Units which are not part of the Company’s 2018 Equity Incentive Plan but which the Board of Directors voted to grant to the following executive officers as additional incentive compensation:

	Grant Date	Number of Underlying Shares	Grant Date Fair Value
Gregory J. Quarles	11/1/2022	1,954,545	$3,850,454
Christopher Donaghey	7/13/2022	400,000	$928,000

The RSU award for Dr. Quarles is subject to vesting upon the occurrence of both of the following events:

(i)     the company receiving cumulative revenues in the amount of $5 million as a direct result of certain specified customer leads generated for the company by Dr. Quarles; and

(ii)    the company’s completion of an offering of its common stock described in the agreement, with proceeds specified therein and sufficient to cover any tax withholding requirement imposed upon the company pertaining to such RSUs.

The RSU award for Mr. Donaghey is subject to vesting in equal annual installments over four years.

Outstanding Equity Awards at Fiscal Year-End

The following table discloses unexercised options held by the named executives at December 31, 2022:

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Bradford T. Adamczyk	5,000,000	—	$0.07	11/12/2028
Gregory J. Quarles	5,000,000	—	$0.35	4/18/2029
Christopher Donaghey	150,000	—	$0.35	4/29/2029
	200,000	—	$0.61	5/12/2031
		1,000,000	$2.36	7/13/2032
Mary P. O’Hara	160,000	200,000	$1.27	8/20/2031
	160,000	480,000	$2.40	1/1/2032
Stephen W. McCahon	—	—	—	—

In addition to the foregoing, as of December 31, 2022, Jonathan Barcklow, a director, held options to purchase up to 5,000,000 shares of common stock, and John Schultz, also a director, held options to purchase up to 2,500,000 shares of common stock, each at an exercise price of $0.07 per share and both of which expire on November 12, 2028. Details regarding these options are set forth under Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters elsewhere in this Proxy Statement.

Payments upon Termination or Change-In-Control

There are no termination or change in control agreements in place that would require payments

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION:

During the fiscal year ended December 31, 2022, none of our executive officers served on the Board of Directors or the Compensation Committee of any other company whose executive officers also serve on our Board of Directors or Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of our Common Stock, based on information provided by the persons named below in publicly available filings, as of September 7, 2023:

•        each of our directors and executive officers;

•        all directors and executive officers of ours as a group; and

•        each person who is known by us to beneficially own more than five percent of the outstanding shares of our common stock

Unless otherwise indicated, the address of each beneficial owner is in care of Applied Energetics, 9070 South Rita Road, Suite 1500, Tucson, Arizona 85747. Unless otherwise indicated, the company believes that all persons named in the following table have sole voting and investment power with respect to all shares of common stock that they beneficially own.

For purposes of this table, a person is deemed to be the beneficial owner of the securities if that person has the right to acquire such securities within 60 days of September 7, 2023 upon the exercise of options or warrants. In determining the percentage ownership of the persons in the table below, we assumed in each case that the person exercised all options which are currently held by that person and which are exercisable within such 60-day period, but that options and warrants held by all other persons were not exercised, and based the percentage ownership on 211,136,688 shares outstanding on September 7, 2023.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage of Shares Beneficially Owned(1)
Bradford T. Adamczyk	7,235,081	(2)	3.3%
Gregory J. Quarles	6,954,545	(3)	3.2%
Jonathan R. Barcklow	6,000,000	(4)	2.8%
John E. Schultz Jr.	4,320,000	(5)	2.0%
Stephen W. McCahon	14,677,861	(6)	7.0%
Mary P. O’Hara	533,333	(7)	*
Kevin T. McFadden	12,100,000	(8)	5.7%
Christopher Donaghey	733,559	(9)	*
All directors and executive officers as a group (7 persons)	52,345,374		24.8%

____________

*        Less than one percent.

(1)      Computed based upon the total number of shares of common stock, restricted shares of common stock and shares of common stock underlying options or warrants held by that person that are exercisable within 60 days of the Record Date.

(2)      Based on information contained in a Form 4, filed with the SEC on May 20, 2020. Includes 1,563,599 shares held by Moriah Stone Global L.P., which is controlled by Mr. Adamczyk. Also includes 5,000,000 shares underlying options. 3,500,000 of which are held in the name of the Adamczyk Family 2021 LLC.

(3)      Includes options to purchase up to 5,000,000 shares of common stock, which are fully vested, and Restricted Stock Units covering 1,954,545 shares of common stock, which are subject to vesting upon the occurrence of certain milestones.

(4)      Includes 5,000,000 shares underlying options.

(5)      Based on information contained in a Form 4, filed with the SEC on May 30, 2023. Includes 500,000 shares held by Oak Tree Asset Management Ltd., which is controlled by Mr. Schultz, and 720,000 shares held by Mary Schultz, Mr. Schultz’s wife. Also includes 2,500,000 shares underlying options.

(6)      Based on information known by the company and Dr. McCahon’s Schedule 13D filed with the SEC on February 18, 2022.

(7)      Based on information contained in a Form 4, filed with the SEC on January 6, 2022. All such shares underly vested options. Ms. O’Hara holds options to purchase an additional 466,667 shares which are subject to timed vesting.

(8)      Based on information known by the Company and Mr. McFadden’s Schedule 13G, filed with the SEC on September 29, 2020. Includes a warrant to purchase 125,000 shares of common stock. Mr. McFadden’s address is 21 Tow Path Lane South, Richmond, VA 23221.

(9)      Based on information contained in a Form 4, filed with the SEC on September 8, 2023, and information known by the Company. Includes 600,000 shares underlying options which are vested. Does not include 750,000 shares of common stock underlying options or 300,000 shares covered by Restricted Stock Units, all of which are subject to timed vesting.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table details information regarding our existing equity compensation plans as of December 31, 2022:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted- average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	21,135,451	$0.39	27,331,216
Equity compensation plans not approved by security holders	—	—	—
Total	21,135,451	$0.39	27,331,216

Effective November 12, 2018, the Board of Directors of Applied Energetics, Inc. adopted the 2018 Incentive Stock Plan. On October 30, 2019, the stockholders voted to approve and adopt the plan. The plan provides for the allocation and issuance of stock, restricted stock purchase offers and options (both incentive stock options and non-qualified stock options) to officers, directors, employees and consultants of the Company. The board reserved a total of 50,000,000 for possible issuance under the plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AND DIRECTOR INDEPENDENCE

Transactions with Related Parties

Except as disclosed herein, no director, executive officer, stockholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the year ended December 31, 2022.

Contractual Relationships with Related Parties

Dr. Stephen W. McCahon holds in excess of 5% of our common stock and, until May 1, 2023, served as our Chief Scientist pursuant to a Consulting Agreement with SWM Consulting LLC of which he is the principal. For a description of this Consulting Agreement, see “Directors and Executive Officers” above. See also, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.” Dr. McCahon now serves as our Chief Science Officer under an Executive Employment Agreement, dated as of May 1, 2023, which is also described under “Directors and Executive Officers.”

In January 2023, the Company made a $25,000 tax-deductible donation to Silicon Valley Defense Group (SVDG), a 501(c)(3) organization of which Christopher Donaghey, our Chief Financial and Operating Officer, is a founder and member of the Board of Directors. As its objective, SVDG “seeks to align and connect the people, capital, and ideas that will ensure allied democracies retain a durable techno-security advantage.”

Review, Approval or Ratification of Transactions with Related Persons

Pursuant to Company policy, all officers and directors of the Company who have, or whose immediate family members have, any direct or indirect financial or other participation in any business that supplies goods or services to Applied Energetics, are required to notify our Board of Directors, who will review the proposed transaction and take such action as it sees fit, including, if necessary, formal approval by the board.

Pre-Approval Policies and Procedures

Consistent with the SEC requirements regarding auditor independence, our Board of Directors must pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. Under the policy, the board must approve non-audit services prior to the commencement of the specified service. Our independent registered public accounting firm, RBSM LLP, have verified to our board that they have not performed, and will not perform any prohibited non-audit service.

OTHER MATTERS

The Company knows of no other matters to be submitted for a vote at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the Board of Directors may recommend.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by over the Internet or by marking, signing, dating and returning your proxy card.

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

Under the Securities and Exchange Commission’s proxy rules, stockholder proposals that meet certain conditions may be included in our Proxy Statement and form of proxy for a particular annual meeting. Stockholders may present proper proposals for inclusion in our Proxy Statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to Applied Energetics, Inc.’s Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our Proxy Statement for our 2024 Annual Meeting of Stockholders, the Corporate Secretary of Applied Energetics, Inc. must receive the written proposal at our principal executive offices no later than June 28, 2024; provided, however, that in the event that we hold our 2024 Annual Meeting of stockholders more than 30 days before or after the one-year anniversary date of the 2023 Annual Meeting, we will disclose the new deadline by which stockholder proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. Proposals should be addressed to:

Applied Energetics, Inc.
Attn: Corporate Secretary
9070 S. Rita Road, Suite 1500
Tucson, AZ 85747

Our receipt of any such proposal from a qualified stockholder in a timely manner will not guarantee its inclusion in our proxy materials or its presentation at the 2024 Annual Meeting which depends on compliance with other requirements in the proxy rules.

BY ORDER OF THE BOARD OF DIRECTORS
Dated: September 15, 2023	/s/ Mary P. O’Hara,
General Counsel, CLO and Secretary

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet– QUICK *** EASY (24 hours a day; 7 days a week) or by mail. APPLIED ENERGETICS, INC. Your internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Arizona time on October 25, 2023. INTERNET/MOBILE – www.cstproxyvote.com Use the internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING FOLD HERE -- DO NOT SEPARATE – INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 and 2. 1. Election of Directors Gregory J. Quarles (3 years) Bradford T. Adamczyk (3 years) Mary P. O’Hara (3 years) Jonathan R. Barcklow (2 years) John Schultz (1 year) FOR all Nominees listed to the left Withhold authority to vote (except as marked to the contrary, vote for all nominees listed to the left) 2. To ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 YES                            NO ABSTAIN (Instruction: To withhold authority for any nominee, strike through that nominee’s name in the list above.) CONTROL NUMBER Signature: _____________________ Signature, if held jointly_________________________ Date _____________ Note: Please sign exactly as name appears hereon. Where shares are held by joint owners, both should sign. When signing as attorney, executor, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders The 2023 Proxy Statement and the December 31, 2022 Annual Report on Form 10-K are available at: www.cstproxy.com/appliedenergetics/2023. FOLD HERE -- DO NOT SEPARATE – INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS APPLIED ENERGETICS, INC. The undersigned appoints Lizeth Celaya and Stephen McCahon, and each of them, as proxies, each with the power to appoint her/his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Applied Energetics, Inc. held of record by the undersigned at the close of business on September 5, 2023 at the Annual Meeting of Stockholders of Applied Energetics, Inc. to be held on October 26, 2023, or at any adjournment thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INDICATED. IF NOCONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FOUR NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSAL 2 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREBY ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. (Continued and to be marked, dated and signed, on the other side.)